SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


        Date of report (Date of earliest event reported): October 6, 2006


                             DATAMETRICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                          8567                95-3545701
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(State or Other Jurisdiction              (Commission          (IRS Employer
    of Incorporation)                     File Number)       Identification No.)

1717 Diplomacy Row, Orlando, Florida                                    32809
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       (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (407) 251-4577
                                                          ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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|_|   Written communications pursuant to Rule 425 under the Securities Act (17
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|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On October 6, 2006, Bruce Galloway, a member of the Board of Directors of Datametrics Corporation (the "Company"), resigned from the Board of Directors effective immediately.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

         17.1     Resignation Letter of Bruce Galloway


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


October 17, 2006                            DATAMETRICS CORPORATION

                                            By:/s/ Daniel Bertram
                                              -----------------------------
                                            Name:  Daniel Bertram
                                            Title: Chief Executive Officer